CAUSEWAY INTERNATIONAL VALUE FUND

                          SUPPLEMENT DATED MAY 24, 2004
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                             DATED JANUARY 29, 2004

            THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION
             BEYOND THAT CONTAINED IN THE STATEMENT OF ADDITIONAL
            INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE
                   STATEMENT OF ADDITIONAL INFORMATION.


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PRICING OF SHARES -- DETERMINATION OF NET ASSET VALUE

Securities listed on a foreign exchange are valued at the last quoted sale price and translated into U.S. dollars at the currency exchange rate quoted at the close of the New York Stock Exchange.

The Board of Trustees has approved the use of a third party fair valuation vendor for equity securities that are traded primarily on non-U.S. exchanges. The vendor will provide a fair value for such securities based on certain quantitative factors and methods which generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. The Trust will value its non-U.S. securities with fair values provided by the vendor if there is a movement in the U.S. market that exceeds certain thresholds established by the Trust's Fair Value Committee.


INDEPENDENT TRUSTEE

Lisa Mazzocco resigned from the Board of Trustees in January 2004. Effective February 1, 2004, Peter Graham Allen became an Independent Trustee of the Trust, filling the vacancy on the Board. Mr. Allen's date of birth is July 20, 1958. During the past five years, his principal occupations were: President, Haven Partners (private equity and financial advisory firm) (1998 - present); Chairman and Chief Executive Officer, ForMyCause.com (internet company) (2000); Managing Director, Credit Suisse First Boston (investment banking firm) (1999).



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


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